SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              STOCKER & YALE, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $125

(2) Form, Schedule or Registration Statement No.: Preliminary Proxy Statement

(3) Filing Party:  Stocker & Yale, Inc.

(4) Date Filed:  July 25, 1996

                              STOCKER & YALE, INC.
                                32 Hampshire Road
                           Salem, New Hampshire 03079

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of Stocker & Yale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Goodwin, Procter & Hoar LLP Conference Center, Exchange Place, Boston, Massachusetts, on Tuesday, September 17, 1996, at 10:00 a.m., local time, for the following purposes:

1. To amend the Company's Amended and Restated Articles of Organization to increase the number of shares of common stock, par value, $.001 per share, authorized for issuance by the Company from 2,400,000 shares of Common Stock to 10,000,000 shares of Common Stock.

2.   To transact such other business as may properly come before the meeting.

Accompanying this notice of meeting is a proxy statement / information circular and a form of proxy. Shareholders of record at the close of business on August 5, 1996 are entitled to notice of, and to vote at this meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the meeting in person, you are asked to complete, sign, date, and return the enclosed form of proxy. A proxy may not be effective unless it is received at the Office of the Company's transfer agent and registrar, Montreal Trust Company of Canada, Place Montreal Trust, 1800 McGill College Avenue, Montreal, Quebec H3A 3K9 not less than 48 hours before the time fixed for the meeting.

Non-registered shareholders who receive these materials through a broker, financial institution, a trustee or a nominee (an "Intermediary") for any of the foregoing that holds securities on behalf of such non-registered shareholders, should comply with the instructions provided by such Intermediary to ensure that their shares are voted.

                                          BY ORDER OF THE BOARD OF DIRECTORS

August 9, 1996                                 Stuart M. Cable, Clerk

                              STOCKER & YALE, INC.
                     PROXY STATEMENT / INFORMATION CIRCULAR
                              as at August 9, 1996

                              Solicitation of Proxy

This proxy statement/information circular (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the management of Stocker & Yale, Inc., (the "Company"), a Massachusetts corporation, for use at the special meeting (the "Meeting") of the Company to be held at 10:00 a.m., local time, on Tuesday, September 17, 1996, at the Goodwin, Procter & Hoar LLP Conference Center, Exchange Place, Boston, Massachusetts for the purposes set forth in the Notice of Special Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is August 9, 1996.

                           Appointment of Proxyholders

The persons named in the accompanying form of Proxy are designated as proxyholders by management of the Company.

A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him/her at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided in the form of proxy. To be valid, the completed, signed, and dated form of proxy should be received at the Office of the Company's transfer agent and registrar, Montreal Trust Company of Canada, Place Montreal Trust, 1800 McGill College Avenue, Montreal, Quebec H3A 3K9 not less than 48 hours before the time fixed for the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               Voting and Proxies

The shares of the Company's common stock, par value US$.001 per share (the "Common Stock") represented by a properly executed and deposited proxy will be voted on any poll at the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the shareholder specifies a choice with respect to any matter to be acted upon, such shares of Common Stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified at the Meeting or any adjournments or postponements thereof, the persons designated by management in the form of proxy will vote the shares of Common Stock represented by the proxy (i) "FOR" the amendment of the Company's Amended and Restated Articles of Organization (the "Articles of Organization") to increase the numbers of shares of Common Stock authorized for issuance from 2,400,000 shares to 10,000,000 shares and (ii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting.

The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters that may properly come before the Meeting. As at the date of this Proxy Statement , management is not aware of any amendment, variations or other matter. If such should occur, the

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



persons designated by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the proposal to amend the Company's Articles of Organization to increase the authorized number of shares, Section 70 of the Massachusetts General Laws provides that such matters shall be determined by a majority of the shares outstanding and entitled to vote thereon. Therefore, abstentions and broker non-votes will have no effect on the outcome of any of this matter.

                             Revocation of Proxies

A shareholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy by appearing and voting in person at the meeting, by delivering a later-dated proxy or by delivering to the Clerk of the Company a written revocation of such proxy.

                           Principal Executive Office

The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

                 Voting Securities and Principal Holders Thereof

The voting securities of the Company consist of its Common Stock. As of July 15, 1996 , there were 1,712,914.6 shares of Common Stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed August 5, 1996 as the record date (the "Record Date") for determining shareholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of Common Stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

Security Ownership of Principal Stockholders and Management

The following table sets forth, as of June 30, 1996, the share ownership of all persons known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each director and certain executive officers of the Company and all of the directors and officers as a group.


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


                                  Number of Shares
Name and Address                  of Common Stock            Percentage

Mark W. Blodgett                    667,838(1)                 40.0%
37 Chestnut Street
Salem MA 01970

James Bickman                         92,748.2                  5.4%
8 Preston Court
Swampscott MA 01907

Trainer Wortham & Co.                103,652.8                  6.1%
A. Alexander Arnold, III
Trustee, Berol Family Trusts
845 Third Avenue 6th Floor
New York NY 10022

Hoover Capital Management, Inc.      387,564.0                 22.6%
50 Congress Street
Boston MA 02109

Alex W. Blodgett                      40,100.0                  2.3%
502 St. Clair
Grosse Point MI 48230

Hubert R. Marleau                      2,400.0                     *
Marleau Lemire, Inc.
1 Place Ville-Marie Suite 3601
Montreal  Quebec H3B 3P2

John M. Nelson                         5,000.0                     *
Wyman Gordon Company
P.O. Box 8001
244 Worcester Street
North Grafton, MA 01536

Clifford L. Abbey                        100.0                     *
Sutter's
111 Kimball Way
South San Francisco, CA  94080

Robert Atkinson                             --                   --
Trimin Enterprises
Suite 638
375 Water Street
Vancouver, BC V6B 5C6

Directors and Officers as a Group    808,756.0                 47.2%

* Less than one percent.

(1) 621,930.8 shares owned directly; 45,907.2 shares owned indirectly through Blodgett Family Trust, of which Mark W. Blodgett is a Trustee.


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



                     Particulars of Matters to be Acted Upon

Item 1 - Approval of Amendment to Articles of Organization to Increase the Number of Authorized Shares

The Board of Directors has recommended that the stockholders vote to amend the Company's Articles of Organization to increase the total number of shares of Common Stock authorized for issuance by the Company from 2,400,000 shares of Common Stock to 10,000,000 shares of Common Stock. The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, and for other corporate purposes. These corporate purposes might include raising additional capital through a public offering or a private placement of Common Stock or other securities convertible into shares of Common Stock or issuing Common Stock in connection with the acquisition of business, technologies or other assets.

The Company presently intends to conduct a public offering of its Common Stock as soon as practicable following the Meeting for the purposes of raising additional working capital for general corporate purposes.

The voting securities of the Company consist of its Common Stock, which is listed for trading on the Nasdaq SmallCap Market. As of July 15, 1996, the Company had 1,712,914.6 shares of Common Stock issued and outstanding and 2,400,000 shares of Common Stock authorized. In addition to its issued and outstanding Common Stock, the Company has reserved, in the aggregate, 434,490.85 shares of Common Stock for issuance upon exercise of outstanding options and upon conversion of certain convertible indebtedness of the Company. Accordingly, of the 2,400,000 shares authorized, only 252,594.55 shares remain available for issuance.

The Board of Directors recommends that the shareholders of the Company vote FOR the proposal to amend the Articles of Organization of the Company to increase the number of shares of Common Stock authorized for issuance from 2,400,000 shares of Common Stock to 10,000,000 shares of Common Stock.

Description of Capital Stock

         Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Accordingly, holders of a majority of the shares of Common Stock entitled to vote in any election of Directors of the Company may elect all of the Directors standing for election. Holders of Common Stock will be entitled to receive ratably any dividends if, as and when declared by the Board of Directors and upon dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs and to receive the remaining property and assets of the Company legally available for distribution to holders of Common Stock. Holders of Common Stock have no cumulative voting rights nor any pre-emptive, subscription, redemption or conversion rights. All outstanding shares of Common Stock are validly issued, fully paid and non-assessable.


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



Certain Anti-Takeover Provisions under Massachusetts Law

         In general, Massachusetts General Laws Chapter 110D, entitled "Regulation of Control Share Acquisitions," an anti-takeover statute, provides that any stockholder of a corporation subject to this statute who acquired 20% or more of the outstanding voting stock of a corporation may not vote such stock unless the stockholders of the corporation so authorize. Certain provisions of Massachusetts General Laws, Chapter 156B (the "Massachusetts Business Corporation Law") would make more difficult or could discourage a proxy contest or the acquisition of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board of Directors. These provisions could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, because certain provisions of the Massachusetts Business Corporation Law are designed to discourage accumulations of large blocks of a corporation's stock by purchasers whose objective is to have such stock repurchased by such corporation at a premium, such provisions could tend to reduce the temporary fluctuations in the market price of such corporation's stock which are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. Reference is made to the full text of the foregoing statutes, the Company's Articles of Organization and the Company's By-laws for their entire terms. The partial summary contained in this document is not intended to be complete.

Elimination of Monetary Liability for Officers and Directors

         The Company's Articles of Organization also incorporate certain provisions permitted under the Massachusetts General Laws relating to the liability of Directors. The provisions eliminate a Director's liability for monetary damages for a breach of fiduciary duty except in circumstances involving certain wrongful acts, such as the breach of a Director's duty of loyalty or acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or authorization of distributions in violation of the Articles of Organization or of loans to officers or Directors of the Company or any transaction from which the Director derived personal benefit. These provisions do not eliminate a Director's duty of care. Moreover, the provisions do not apply to claims against a Director for violations of certain laws, including federal securities laws. The Company's Articles of Organization and By-laws also contain provisions to indemnify Directors, officers, employees or other agents to the fullest extent permitted by the Massachusetts General Laws. The Company believes that these provisions will assist the Company in attracting or retaining qualified individuals to serve as Directors or officers.

Indemnification of Officers and Directors

         The Company's Articles of Organization also contain provisions to indemnify its Directors, officers, employees or other agents to the fullest extent permitted by the Massachusetts General Laws. These provisions may have the practical effect in certain cases of eliminating the ability of the stockholders to collect monetary damages from Directors. The Company believes that these provisions will assist the Company in attracting or retaining qualified individuals to serve as Directors or officers.

Item 2  - Other Matters

Management does not know of any other matters to come before the meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement.


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



                    Shareholder Proposals for Annual Meetings

For a proposal of a shareholder (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and form of proxy for the Company's 1997 Annual Meeting, it must be received at the principal offices of the Company on or before December 4, 1996. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission for such a proposal to be included in the proxy statement.

                             Expense of Solicitation

The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for Intermediaries to send this Proxy Statement and form of proxy to their principals at the expense of the Company.

                               Directors' Approval

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Directors of the Company.

                                           BY ORDER OF THE BOARD OF DIRECTORS

August 9, 1996                             Stuart M. Cable, Clerk











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

                              STOCKER & YALE, INC.
                               32 Hampshire Road
                                Salem, NH 03079

TO: Registered and Non-Registered Shareholders of
    STOCKER & YALE, INC. (the "Company")

Canadian National Policy Statement No. 41 - Shareholder Communication - provides shareholders with the opportunity to elect annually to have their names added to the Company's supplemental mailing list in order to receive quarterly financial statements. If you wish to receive such statements please complete and return this form to:

                    STOCKER & YALE, INC.
                    32 Hampshire  Road
                    Salem, NH 03079


     Name:          __________________________________________________
                                   (PLEASE PRINT)

     Address:       ___________________________________________________

                    ___________________________________________________

                    ___________________________________________________




I certify that I am a shareholder of the Company.

     Signature      ___________________________________________________

     Date           ___________________________________________________

                              STOCKER & YALE, INC.
                    Proxy for Special Meeting of Stockholders
                               September 17, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED hereby appoints Mark W. Blodgett and Stuart M. Cable and each of them, proxies, with full power of substitution, to represent and vote all shares of the Common Stock, $.001 par value of Stocker & Yale, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Goodwin, Procter & Hoar LLP Conference Center, Exchange Place, Boston, Massachusetts at 10:00 A.M., local time on Tuesday, September 17, 1996, and at any adjournments thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement, dated August 9, 1996.


THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF ORGANIZATION OF THE COMPANY. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                         SEE
                                                                       REVERSE
                                                                         SIDE

The Board of Directors recommends that you vote FOR the proposal listed below.

The proxies are instructed to vote as follows:

1. Proposal to amend the Amended and Restated Articles of Organization of the Company to increase the number of shares of common stock, par value $.001 per share, authorized for issuance by the Company from 2,400,000 shares of Common Stock to 10,000,000 shares of Common Stock:

         For               Against          Abstain
         [ ]                 [ ]              [ ]

                                            Mark here for    [ ]
                                            address change
                                            and note below


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders, the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

(Please sign exactly as your name(s) appears on your stock certificate. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your fill tile as such. It is requested that corporation proxies be signed by the President or Vice President and the Secretary or Assistant Secretary.)

Signature: _______________________________________ Date ______________________

Signature: _______________________________________ Date ______________________




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